Corporate Presentation | June 2018 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018 and Clearside’s other Periodic Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk.

Developing advanced clinical and preclinical product candidates, using a proprietary suprachoroidal treatment approach: Dedicated to developing treatments that restore and preserve vision for people with serious eye disease A World Without Blindness Unmet or underserved blinding eye diseases Pathologies manifest in the choroid and retina

Privileged Organ Requiring Local Therapy Limitations of Current Approaches to Local Administration Include: Corticosteroids reach unintended tissues, causing cataracts and glaucoma Multi-kinase inhibitors and gene therapies require precise placement at diseased tissue Certain drugs like complement inhibitors require improved exposure to the choroid ~5 M patients in the U.S. with target indications treated by approx. 1,900 uveitis and retinal specialists Retinal Diseases Lens Anterior Chamber Posterior Chamber Retina Choroid Macula

Exclusive and Proprietary Access to the Back of the Eye Through the Suprachoroidal Space (“SCS”)

Intravitreal & Periocular





- 50 µL bolus at injection site
- Drug diffuses to all areas of the eye including the anterior chamber and lens

- 0.5 mL–1 mL injected into periocular space
- Highly variable drug diffusion across the sclera into the eye

VS

Suprachoroidal


900
CLEARSIDE

- Fluid flows instantaneously and posteriorly
- Designed consistent suprachoroidal injection procedure
- Fluid with drug is absorbed into the choroid, RPE and retina

5

CLEARSIDE BIOMEDICAL

Concentration (ng/g) Time, days Suprachoroidal CLS-TA The anterior segment is relatively spared following suprachoroidal dosing when compared to intravitreal dosing Designed to Improve Ocular Distribution of Triamcinolone Acetonide (TA) Over 10X the amount of TA remaining in the choroid and RPE following suprachoroidal administration compared to intravitreal injection Potentially providing improved visual outcomes, increased durability, reduced treatment burden that can lead to improved benefit to risk *Based on pre-clinical studies Concentration (ng/mL) Time, days Concentration (ng/mL) Time, days

INDICATION STUDY DRUG CURRENT STATUS Uveitis (macular edema associated with non-infectious uveitis) Suprachoroidal CLS-TA (corticosteroid triamcinolone acetonide) RVO (retinal vein occlusion) Suprachoroidal CLS-TA with anti-VEGF (Intravitreal Eylea®) DME (diabetic macular edema) Suprachoroidal CLS-TA alone or with anti-VEGF (Intravitreal Eylea) Retinal Vascular Disease Proprietary Compound(s) Orphan Diseases Gene Therapy Focused Pipeline of SCS Treatments For Multiple Blinding Eye Diseases PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA

2018 2019 Uveitis RVO DME NDA review Phase 3 (SAPPHIRE) P3 Data (PEACHTREE) Phase 3 (TOPAZ) NDA Submission Publications Major Near-Term Anticipated Milestones Provide Multiple Potential Value-Inflection Points Topline P3 Data Analysis & Presentation P2 Data (TYBEE)

UVEITIS One of the World’s Leading Causes of Blindness

Current Treatment Paradigm

Corticosteroids = most common treatment
for all uveitis complications, including macular edema

350,000 patients
US uveitis patients

115,500 patients
33% macular edema

210,000 eyes
82% disease in both eyes

Topical steroid for anterior uveitis

- Periocular (Sub-tenon) 20 mg TA
- Sustained release dexamethasone implant (Ozurdex®)
- Intravitreal 4 mg TA
- Oral steroids

Current treatments

Note: TA = triamcinolone acetonide.

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CLEARSIDE BIOMEDICAL

The Opportunity In Treating Macular Edema with Uveitis Primary Need An approved therapy that targets vision impairment due to the underlying macular edema associated with all non-infectious uveitis The Problem Inflammation creates sight threatening macular edema No approved treatment for macular edema associated with uveitis No new local treatments for uveitis since 2009 Oral corticosteroids often prescribed when disease is local to the eye

PEACHTREE Design for Pivotal Phase 3 Clinical Trial 3:2 randomization of suprachoroidal CLS-TA vs. sham injection; 160 patients total Primary endpoint at 6 months; superiority of best corrected visual acuity outcome from treatment SHAM Week-2 Day 0 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Screening (2 weeks) Active Arm: Suprachoroidal injection of 4 mg CLS-TA Control Arm: Sham injection procedure Randomization Phase (6 months) Enrollment Suprachoroidal CLS-TA Suprachoroidal CLS-TA SHAM Two-arm, randomized, controlled, double-masked, multi-center trial at ~60 clinical sites

46.9% (n=45) 15.6% (n=10) % patients gaining ≥15 ETDRS letters in BCVA from baseline Primary Endpoint ETDRS BCVA Proportion of patients in each arm gaining ≥ 15 ETDRS letters in BCVA from baseline at Week 24 p<0.001 N=96 N=64

Secondary Endpoint Mean Change from Baseline in CRT at Week 24 in Microns Mean change from baseline at week 24 in central retinal thickness (microns) 479.8 µm: active arm; 518.0 µm: control arm p<0.001 Baseline retinal thickness (microns) N=96 N=64 ITT

Secondary Endpoint Mean Change in BCVA in ETDRS Letters by Visit Mean change from baseline in BCVA in ETDRS letters read by visit Baseline ETDRS letters read 54.7: active arm; 53.6: control arm

Percent patients Starting at week 8, approximately 50% of the suprachoroidal CLS-TA patients could read 70 or more ETDRS letters This improvement was sustained through the 24 weeks of the trial % Subjects Reading ≥70 ETDRS Letters (20/40)

Resolution of signs of uveitis is clinically significant as most studies define their primary endpoint as reduction in signs Clear evidence suprachoroidal CLS-TA is working in all types of uveitis Directing drug to the disease is beneficial Resolution to Zero % Subjects Displaying Change to Zero at Week 24

AE: Cataracts in CLS-TA and Sham Arms Percentage of cataract AEs Mar-2018 | NIU program | P3, PEACHTREE, trial | Topline data % Cataract AEs in Each Arm There were no treatments (i.e. surgeries) because of cataract AEs

PEACHTREE Safety Summary 97% of the randomized patients completed the trial No serious adverse events related to treatment Through 24 weeks, steroid-related elevated IOP adverse events were reported for 11.5% of patients in the CLS-TA treatment group, compared to no patients in the sham group 85-90% of subjects in the CLS-TA arm were not rescued, while a majority of subjects in the control arm were rescued, before the end of the study

Next Steps Based on feedback from end-of-Phase 2 meeting with the FDA, we believe PEACHTREE will be the only Phase 3 clinical trial required to support the filing of a New Drug Application (NDA) Detailed results from PEACHTREE will be presented at an upcoming medical conference Currently expect to submit NDA to FDA in Q4 2018

RVO New Approach with CLS-TA + anti-VEGF

Current Treatment Paradigm Eylea, Lucentis, and off-label Avastin® Sustained release dexamethasone implant (Ozurdex®) Intravitreal Triamcinolone Acetonide 16.4 M patients Global RVO patients 2nd Line treatment 2.2 M patients US RVO patients 1 2 3 1st Line treatment

The Opportunity In Treating RVO Primary Needs More rapid and fuller resolution of macular edema to allow patients to recover as much vision as soon as possible The Problem Compared to uveitis and DME, macular edema following RVO is more severe, as is the attendant vision loss / potential vision gain Multiple inflammatory cytokines are involved in addition to VEGF being upregulated Chronic, monthly anti-VEGF injections are necessary for many patients

Day 0 Month 1* Month 2* Month 3* Day 0 Month 1* Month 2* Month 3* Combination Arm Aflibercept Arm Evaluation period – 3 months Enrollment As needed Eylea Controlled, masked, randomized (1:1) study Patients RVO; Treatment naïve BCVA worse than 70 letters read; macular edema >310 µm on SD-OCT Single treatment at Baseline of either CLS-TA + Eylea (combination arm) or Eylea only (Control/Eylea only arm) Subjects were observed for 3 months post treatment; 46 patients enrolled: 23 per arm TANZANITE Design for Phase 2 TANZANITE Trial

Number of Additional Injections

60% fewer additional intravitreal Eylea injections in the suprachoroidal CLS-TA + intravitreal Eylea arm versus control over 3 months



Additional Intravitreal Eylea Injections
30
20
10
0
23
9
p=0.013
Control arm:
Intravitreal Eylea
Active arm:
Intravitreal Eylea +
Suprachoroidal CLS-TA

Intent-to-treat (ITT) population: N = 46 (23:23)

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CLEARSIDE BIOMEDICAL

Number of Patients Requiring Additional Treatment Reduced

69% fewer patients required additional Eylea treatments


Number of patients who received additional Intravitreal Eylea
20
10
0
16
5
p=0.003 [1]
Control arm:
Intravitreal Eylea
Active arm:
Intravitreal Eylea + Suprachoroidal CLS-TA

Intent-to-treat (ITT) population: N = 46 (23:23)

[1] Based on post-hoc analysis

26

CLEARSIDE BIOMEDICAL

Improved Visual Acuity Suprachoroidal CLS-TA + Intravitreal Eylea resulted in more improved visual acuity at months 1, 2, 3 vs. intravitreal Eylea alone BCVA letter read: change from baseline M1 Intravitreal Eylea M1 Suprachoroidal CLS-TA + intravitreal Eylea M2 Intravitreal Eylea M2 Suprachoroidal CLS-TA + intravitreal Eylea M1 Intravitreal Eylea M1 Suprachoroidal CLS-TA + intravitreal Eylea ITT population N = 46 (23:23) +4.6 +8.5 +7.6 M1 = month 1; M2 = month 2; M3 = month 3 ≥15 letters gained 39% 52% ≥15 letters gained 39% 61% ≥15 letters gained 43% 52%

Baseline 728 µm and 731 µm in the Aflibercept and Combination arms Aflibercept Arm; N=23 Combination Arm; N=23 Month 2 Month 1 Month 3 310 µm Retinal Thickness Reductions Suprachoroidal CLS-TA + intravitreal Eylea resulted in sustained retinal thickness reductions at months 1, 2, 3 vs. intravitreal Eylea alone Note: Bars are one-sided standard deviations

Combination (n=20) 3 (15%) including Month 3 patients re-treated Monotherapy (n=11) 6 (55%) re-treated Eylea arm: 17% (n=4/23) Post-TANZANITE Evaluation 74% of patients who received combination therapy did not receive additional treatment through a minimum 9 months Combination arm: 74% (n=17/23)

SAPPHIRE Control arm Intravitreal Eylea; Q4Wk Combination arm Suprachoroidal CLS-TA + Intravitreal Eylea; Q12Wk Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week ww Week xx Week yy Week zz 2 Month primary efficacy endpoint Submit with 6 months data Continue to follow subjects out to 1 year PRN Enrollment Day 0 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Week ww Week xx Week yy Week zz Suprachoroidal CLS-TA + Intravitreal Eylea Intravitreal Eylea Two-arm, randomized, controlled, double-masked, multi-center trial at ~150 clinical sites 1:1 randomization of suprachoroidal CLS-TA + intravitreal Eylea vs. intravitreal Eylea alone; 230 per arm One year study with primary outcome at 2 months; superiority of best corrected visual acuity Design for First Phase 3 RVO Clinical Trial

TOPAZ

Second Phase 3 Clinical Trial in RVO Designed to Support a Potential anti-VEGF Class Label

Intravitreal anti-VEGF

Suprachoroidal CLS-TA + Intravitreal anti-VEGF

Combination arm
Suprachoroidal CLS-TA + Intravitreal anti-VEGF[1]; Q12Wk



Day 0
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Week ww
Week xx
Week yy
Week zz
Enrollment
2 Month primary efficacy endpoint
Submit with 6 months data
PRN
Continue to follow subjects out to 1 year
Day 0
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
Week ww
Week xx
Week yy
Week zz

Control arm
Intravitreal anti-VEGF[1]; Q4Wk

[1] Lucentis or Avastin

- Two-arm, randomized, controlled, double-masked, multi-center global trial; 460 patients
- 1:1 randomization of suprachoroidal CLS-TA + intravitreal anti-VEGF[1] vs. intravitreal anti-VEGF[1] alone
- Primary outcome at 2 months; superiority of best corrected visual acuity

If the primary endpoint is met in SAPPHIRE and TOPAZ, where CLS-TA has been used in combination with one of three anti-VEGF agents - Eylea, Lucentis and Avastin - **the objective will be to seek a class label in the US** where suprachoroidal CLS-TA can be used with any intravitreal anti-VEGF agent for the treatment of macular edema associated with RVO

31

CLEARSIDE BIOMEDICAL

DME Suprachoroidal CLS-TA Alone or in Combination with an Anti-VEGF Agent

Steroids Given Frequently to Treat DME CSME = Clinically significantly macular edema DME = diabetic macular edema National Center for Chronic Disease Preventions and Health Promotion: Division of Diabetes Translation. National Diabetes Statistical Report, 2014 International Diabetes Federation. IDF Diabetes Atlas: 5th Edition. 2011; 2. International Diabetes Federation. IDF Diabetes Atlas: 6th Edition. 2013; 3. IDF Europe. www.idf.org/sites/default/files/idf-europe/IDF%20Toolkit_Backgrounder_FINAL.pdf CSME 0.3 M - 0.9 M (0.6 M - 1.7 M in EU) DME 1.1 M (5.8 M in EU) Diabetic Retinopathy 8.3 M (16 M in EU) Diabetes 29.1 M (55 M in EU) Current Treatments Anti-VEGF Steroids: Ozurdex, Iluvien or TA LASER

Anti-VEGF Therapy Protocol T indicates Eylea provides the greatest benefit in patients with vision 20/50 or worse 40% and 55% of subjects have continued macular edema at the 2 and 3 year visits, respectively, even after monthly intravitreal anti-VEGF injections The Opportunity In Treating DME The Problem DME response to anti-VEGF injection is largely variable Need for ongoing monthly intravitreal anti-VEGF therapy results in high burden for DME patients

TYBEE

Design for Phase 2 DME Clinical Trial

Arm 1: Intravitreal Eylea + Suprachoroidal CLS-TA (combo/active) **(n=36)**



Eylea
CLS-TA
Day 0
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24
As needed Eylea
Enrollment
Evaluate at 6 months
As needed Eylea
Day 0
Week 4
Week 8
Week 12
Week 16
Week 20
Week 24

Arm 2: Intravitreal Eylea only (mono/control) **(n=35)**

Any additional treatment based on **as needed** criteria at Week 16 and Week 20 will be intravitreal Eylea

- Controlled, masked, randomized study of combination CLS-TA + intravitreal Eylea vs. intravitreal Eylea alone
- Evaluation at Month 6; treatment is based on PRN criteria from Month 3
- Primary outcome measure is comparison of mean change from baseline in BCVA at 24 weeks between the combination arm and the control arm. The study was powered and designed to show that the mean change in BCVA is not different between the two arms.

35

CLEARSIDE BIOMEDICAL

Mean change from baseline in BCVA (ETDRS letters) read Baseline BCVA in ETDRS letters: 58: control arm; 57: active arm Error bars are 90% confidence intervals of the mean TYBEE Met Its Primary Endpoint Mean Change in BCVA from baseline at Week 24; the data1 are tested for equivalence by comparing the 90% confidence intervals **p=0.664; p>0.05 implies equivalence | Table 14.2.1.1.1; Listing 16.2.6.1 | 1. Data without major deviations; data with major deviations shows similar result Each arm shows a statistically equivalent improvement in BCVA from baseline (*p<0.001) **

Similar Visual Acuity Data Observed Through Month 6 Mean change from baseline in BCVA by visit Error bars are 90% confidence intervals of the means Baseline BCVA in ETDRS letters: 58: control arm; 57: active arm Data at each visit starting from Week 4 (week 12 and Week 24 displayed) show similar outcomes with no statistically or clinically meaningful difference when comparing data from each arm

1/3 as Many Treatments in the Active (Combination) Arm Resulted in Efficacy Similar to that Seen in the Monthly Eylea Arm Similar clinical and statistical improvements in BCVA at Week 12 in each arm Week 12 Data CONTROL (Eylea only) arm: Treatments given at Baseline, Month 1 and Month 2 ACTIVE (Combination) arm: Treatment given at Baseline only For the first three months of the trial with similar visual acuity outcomes, significantly fewer treatments given in the Active (combination) arm compared to those given in the Control (Eylea only) arm CONTROL (Eylea only) arm (n=35): 105 treatments ACTIVE (combination) arm (n=36): 36 treatments p<0.001 Mean change from baseline in BCVA (ETDRS letters) read

Additional Intravitreal Eylea Required in TYBEE (As needed Week 16 and 20) Number of subjects with Eylea injections in the PRN stage Number of additional Eylea Injections in the PRN stage (1) p=0.03 (2) p=0.1; although numerically this shows that half the number of patients required intravitreal Eylea in the Active arm, this difference does not achieve statistical significance (1) (2) Fewer patients receiving additional Eylea injections in the combination (Active) arm than in the Eylea only (Control) arm in the as needed period 49% fewer treatments required in the Active arm versus the Control Significantly fewer additional Eylea injections in the Combination (Active) arm than in the Eylea only (Control) arm in the as needed period (p=0.03)

Mean change from baseline in CST (microns) N=35 N=36 Error bars are 90% confidence intervals of the means Secondary Endpoint Mean change from baseline in CST at week 24 in microns Table 14.2.2.2.1; Listing 16.2.6.2 Baseline CST in microns: 513: control arm; 501: active arm Each arm shows a statistically significant improvement in CST from baseline at week 24 (*p<0.001)

Apparent additional improvement in retinal thickness reduction is seen from week 4 in the combination arm, and sustained through the end of the study (week 24) Central Retinal Thickness (CST) Mean change from baseline in CST by visit Mean change from baseline in CST (microns) Wk04 Wk08 Wk12 Wk16 Wk24 Wk20 Day 0

Percent of patients with a ≥50% reduction in excess CST Wk04 Wk08 Wk12 Wk16 Wk24 Wk20 50% or Greater Reduction in Excess CST Proportion of patients demonstrating response by retinal thickness reduction is seen from week 4 in the combination arm, and maintained through the end of the study CST: central subfield thickness | Table 14.2.2.5.1; Listing 16.2.6.1

TYBEE Trial High Level Summary ETDRS: early treatment of diabetic retinopathy study; BCVA: best corrected visual acuity; CST: central subfield thickness Efficacy This Phase 2 trial met its primary endpoint. Suprachoroidal CLS-TA used together with intravitreal Eylea showed equivalent vision improvement to Eylea alone with fewer treatments at week 24 Each arm shows a statistically significant improvement in BCVA from baseline (p<0.001) Equivalent improvements in mean changes from baseline in BCVA (p>0.05 indicating outcomes are not different) when comparing the 90% confidence intervals Apparent additional improvements in reduction of CST seen in the combination arm Safety Adverse events in the trial were generally consistent with other trials involving CLS-TA and Eylea These low rates of typical steroid-related events are consistent with our previous trials and continue to support the hypothesis that suprachoroidal injections may provide an adverse event profile similar to that seen in our previously completed trials and similar to the Eylea only (control) arm Elevated IOP 8.3% (3/36) in the combo arm and 2.9% (1/35) in the control arm Cataracts 5.6% (2/36) in the combo arm and 2.9% (1/35) in the control am Elevated IOP events were consistent with previous trials with CLS-TA and resolved with eye drops

A WORLD WITHOUT BLINDNESS In Summary

Opportunity is Well Protected

Patent No.	Significance	Expiration
U.S. 7,918,814	Provides **exclusivity for the administration of any drug to the eye by inserting a microinjector into the sclera** or corneal stroma of a patient's eye, and infusing the drug into the sclera or cornea	2029
U.S. 8,197,435	Provides **exclusivity for administration of any drug to the suprachoroidal space, when the drug is administered through a microinjector** that is inserted into the patient's sclera	2027
U.S. 8,636,713	Provides **exclusivity for all hollow microinjector ocular delivery methods of anti-inflammatory drugs**, so long as the anti-inflammatory drug is infused into the suprachoroidal space	2027
U.S. 8,808,225	Provides **exclusivity for all hollow microinjector ocular delivery methods of drug**, so long as the drug is infused into the suprachoroidal space	2027
U.S. 9,788,995	Provides **exclusivity for all microinjector ocular delivery methods of drug at any ocular insertion site for controlled release**	2027
U.S. 9,180,047	Provides **exclusivity for methods for delivering a substance** to a region of the eye **(e.g., SCS, sclera, choroid)** via **loss of resistance** injection technology	2034
U.S. 9,539,139	Provides **exclusivity for apparatus with actuation rod** configured to operate via **loss of resistance** injection technology	2034
U.S. 9,636,253	Provides **exclusivity for methods for delivery a substance** to a region of the eye (e.g., SCS, sclera, choroid) via an **adjustable needle** and **loss of resistance** injection technology	2034
U.S. 9,770,361	Provides **exclusivity for apparatus with adjustable needle** configured to operate via **loss of resistance** injection technology	2034
U.S. 9,572,800	Provides **exclusivity for methods of treating a posterior ocular disorder** in a human via **non-surgical administration of axitinib** to the **SCS**	2033
U.S. 9,636,332	Provides **exclusivity for methods of treating a posterior ocular disorder** in a human via **non-surgical administration of triamcinolone** to the **SCS**	2033
U.S. Appl. No. 15/673,073 (allowed)	Provides **exclusivity for methods of treating macular edema** (e.g., secondary to RVO) in a human via **non-surgical administration of an anti-inflammatory drug** to the **SCS** and **non-surgical administration of a VEGF antagonist** to the eye	2033
U.S. Appl. No. 15/714,441 (allowed)	Provides **exclusivity for apparatus with an adjustable needle** configured to operate via **loss of resistance** injection technology and a medicament container containing **triamcinolone**	2034
U.S. Appl. No. 15/383,582 (allowed)	Provides **exclusivity for methods of delivering a substance** to a target tissue using **loss of resistance** injection technology	2035

45

Leadership

Accomplished Team with Deep Ophthalmic Experience

	Experience	Years
DANIEL WHITE President, CEO and Director	GSK, Stiefel, CIBA Vision, Alimera	25
CHARLES DEIGNAN Chief Financial Officer	AtheroGenics, AAIPharma, Schering-Plough	27
GLENN NORONHA, Ph.D. Chief Scientific Officer	Alcon, Sucampo, TargeGen	19
BRION RAYMOND Chief Commercial Officer	Genentech, Carl Zeiss Meditec, Xoma	14
RAFAEL ANDINO VP, Engineering & Manufacturing	CR Bard, CIBA Vision, Dupont, GE, IBM	26
JENNIFER KISSNER, Ph.D. VP, Clinical Development	Alcon, Acucela, Vanderbilt	17
RICK MCELHENY VP, Business Development	Sanofi, MEDA, Vidara	18

Ophthalmic Experience

Alcon

CIBA VISION

NOVARTIS

ALIMERA SCIENCES

Genentech

46

CLEARSIDE BIOMEDICAL

2018 2019 Uveitis RVO DME NDA review Phase 3 (SAPPHIRE) P3 Data (PEACHTREE) Phase 3 (TOPAZ) NDA Submission Publications Major Near-Term Anticipated Milestones Provide Multiple Potential Value-Inflection Points Topline P3 Data Analysis & Presentation P2 Data (TYBEE)

THANK YOU! We see a world without blindness; relentlessly pursuing transformative, elegant, precise solutions to restore and preserve vision.